BlueLinx (NYSE: BXC) First Quarter 2020 Earnings Call Presentation May 6, 2020

Notes to Investors Forward-Looking Statements. This presentation contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” “will be,” “will likely continue,” “will likely result” or words or phrases of similar meaning. The forward-looking statements in this presentation include statements about the potential effects of recent amendments to our term loan and revolving credit facility, including on our liquidity and financial flexibility; the potential effects of safety and economic actions taken in response to the COVID-19 pandemic, including estimated second quarter 2020 cost savings therefrom; the outlook for housing starts and our end- use markets, and the potential effects of the COVID-19 pandemic thereon. Forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those listed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 28, 2019, and those discussed in our Quarterly Reports on Form 10-Q and in our periodic reports filed with the SEC from time to time. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward- looking statements. Factors that may cause these differences include, among other things: the COVID-19 pandemic and other contagious illness outbreaks and their potential effects on our industry, suppliers and supply chain, and customers, and our business, results of operations, cash flows, financial condition, and future prospects; our ability to integrate and realize anticipated synergies from acquisitions; loss of material customers, suppliers, or product lines in connection with acquisitions; operational disruption in connection with the integration of acquisitions; our indebtedness and its related limitations; sufficiency of cash flows and capital resources; our ability to monetize real estate assets; fluctuations in commodity prices; adverse housing market conditions; disintermediation by customers and suppliers; changes in prices, supply and/or demand for our products; inventory management; competitive industry pressures; industry consolidation; product shortages; loss of and dependence on key suppliers and manufacturers; import taxes and costs, including new or increased tariffs, anti-dumping duties, countervailing duties, or similar duties; our ability to successfully implement our strategic initiatives; fluctuations in operating results; sale-leaseback transactions and their effects; real estate leases; changes in interest rates; exposure to product liability claims; our ability to complete offerings under our shelf registration statement on favorable terms, or at all; changes in our product mix; petroleum prices; information technology security and business interruption risks; litigation and legal proceedings; natural disasters and unexpected events; activities of activist stockholders; labor and union matters; limits on net operating loss carryovers; pension plan assumptions and liabilities; risks related to our internal controls; retention of associates and key personnel; federal, state, local and other regulations, including environmental laws and regulations; and changes in accounting principles. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures. BlueLinx reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). We also believe that presentation of certain non-GAAP measures, such as Adjusted EBITDA, may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Explanations of these non-GAAP measures are included in the accompanying Appendix to this presentation. And any non-GAAP measures used herein are reconciled herein or in the financial tables in the Appendix to their most directly comparable GAAP measures. We caution that non-GAAP measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Product Category Information. With the acquisition and integration of Cedar Creek, we changed our internal product hierarchy within our structural and specialty product categories. As a result, prior year amounts have been reclassified to conform to the current year product mix of structural and specialty products. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2

First Quarter 2020 – Overview • First Quarter Net Sales were $662 million increasing $23 million versus Q1 2019 • Up 9% excluding the discontinued siding line • Gross Margin improved to 14.1%, the Company’s highest quarterly Gross Margin since going public in 2004 • First Quarter Adjusted EBITDA of $19.9 million was up $3.3 million versus the same period last year • Closed real estate transactions that decreased the Term Loan principal balance by $78 million since year end • Term Loan and ABL reduced by $166 million since Q2 2018 • 13 properties, approximately $40 million market value, remaining in owned portfolio • Negotiated favorable ABL and Term Loan amendments; revised terms will help support potential liquidity needs during COVID-19 pandemic • Actively managing health and safety risks associated with COVID-19 3

Key Pandemic Safety Actions • Established financial and operational risk management team, led by Chief Executive Officer • Created COVID-19 Emergency Preparedness Task Force in February led by Chief Administrative Officer • Prioritized associate health and safety with respect to all business decisions, including: • Enhanced safety procedures for company drivers, including contactless delivery procedures • Established rigorous protocols for all material handlers including social distancing and daily cleaning • Launched hygiene and sanitization awareness campaign at HQ and distribution centers • Implemented enhanced cleaning and disinfecting procedures such as fog sprayers • Instituted work from home policy for all non-essential employees • Imposed ban on employee business travel, including flights and local visits • Instituted procedural changes to manage business in a virtual environment • Following or exceeding all State guidelines regarding the pandemic Currently there are no confirmed COVID-19 cases among any BlueLinx Associates 4

Key Pandemic Economic Actions Fixed Cost Response • CEO base salary reduced to $1 per month for 6 months beginning April 1 • Executive leadership reduced base salaries by 10% for six months effective April 1 • Board voted to reduce their 2nd and 3rd quarter 2020 cash compensation by 20% • Furloughed approximately 15% of existing salaried associates • Certain associates redeployed to strengthen support for accounts receivable, accounts payable and centralized inventory analysis and control • Estimated savings of approximately $13 million on an annualized basis Variable Cost Response • Limited all non-essential spending and delayed new capital expenditures • Implemented rigorous spending criteria through dedicated regional operational leadership • Established daily expense monitoring to correlate to volume declines in local markets Actions to Enhance Liquidity • Negotiated favorable term loan covenant amendments to provide financial flexibility • ABL changes to enhance borrowing base and increase excess availability • Maximizing working capital efficiency 5

End-Use Market Outlook MARKET OUTLOOK • COVID-19 pandemic creates short-term pressure and unpredictability while long-term prospects remain strong • March 2020 Builders Confidence Index of 72 fell to 30 in April due to uncertainty surrounding markets and the pandemic • April 30-year fixed rate mortgage rates down to 3.2%, lowest since 1971 • Pandemic creates uncertainty in housing starts estimates for 2020 U.S. SINGLE FAMILY HOUSING STARTS BUILDERS CONFIDENCE INDEX (in 000s) U.S. Census Bureau, Seasonally Adjusted NAHB Builders Confidence Index (%) 1,400 80 70 1,200 50-Year Historical Average 1,029K 60 1,000 Historical Average 51 50 800 40 600 30 400 20 200 10 0 0 2008 2010 2012 2014 2016 2018 2020 2008 2010 2012 2014 2016 2018 2020 6

Current Market Conditions • April daily revenue 11% below prior year, down 8% excluding the impact of the discontinued siding line • Dealer demand driven primarily from existing home builder contracts • Reduced pipeline of new home contracts may ultimately further impact demand • Market demand varies significantly among regions and metropolitan areas • Northeast appears to be hardest hit in April • Florida and Southeast remain relatively strong • Home Center sales volume outperforming traditional dealer sales volume • Appears that shelter in place has allowed for increase in DIY projects • April commodity prices created pressure on gross margins • Composite lumber and panel price indices are down 18% and 16%, respectively, from year to date peak in early March • Wood based commodity prices stabilized towards the end of April 7

Financial Overview

Financial Summary – First Quarter 2020 • Net Sales of $662 million, compared to $639 million • Market share growth strategies being implemented • Increase of $55 million or 9%, excluding impact of discontinued siding line • Gross Profit of $93 million, compared to $86 million • Gross Margin of 14.1%, up 60 basis points • Net Loss of $0.8 million, improved from Net Loss of $6.7 million • Adjusted EBITDA of $19.9 million, up $3.3 million compared to $16.6 million • ABL Excess Availability, including cash on hand, approximately $97 million at quarter end All comparisons are made to same period prior year unless otherwise noted 9

Commodity Lumber and Panel Prices FRAMING LUMBER COMPOSITE PRICE STRUCTURAL PANEL COMPOSITE PRICE Source: Random Lengths Source: Random Lengths $550 $550 $450 $450 5YR AVG $404 2020 2020 5YR AVG $383 2019 2018 $350 $350 2018 2019 $250 $250 Mar Jun Sep Dec Mar Jun Sep Dec FIRST QUARTER HIGHLIGHTS • Effect on net sales from commodity prices were favorable for the first time since early 2018 • Modest impact on net sales of $2 million in Q1 2020 • Wood based structural commodity prices began to fall precipitously in early March • Framing lumber prices fell 18% and structural panel prices fell 16% from March peak • Commodity prices stabilized in mid-April and have begun to strengthen 10

Sales and Gross Margin by Product Q1’19 vs. Q1’20 SALES BY PRODUCT HISTORICAL GROSS MARGIN 16.4% Q1’19 Q1’20 16.2% 16.1% 15.9% 15.2% Specialty Structural Structural 10.1% 31% 9.5% 36% 8.9% 8.7% 7.7% Specialty Specialty 64% 69% Structural Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 FIRST QUARTER HIGHLIGHTS • Gross Margins continued improving trend since Q1 2019 • Highest gross margin in over 15 years • Specialty gross margin increased to 16.4% • Up 120 basis points versus the prior year period • All specialty product categories had improved margins year-over-year • Structural margins influenced by increase in underlying commodity pricing through early March • Negatively impacted in late March through April due to significant decline in commodity market 11

Capital Structure and Deleveraging TERM LOAN REDUCTION • Term Loan principal balance reduced by $78 $ in millions million since Q4 2019 • Current principal balance is $69 million • Reduction to $45 million eliminates leverage covenant • ABL Excess Availability of $97 million as Q1 2020 53% reduction since Q4 2019 • ABL and Term Loan amendments provide $179 financial flexibility during pandemic $147 • Higher seasonal advance rates on ABL • Term Loan leverage ratio increased to 8.75x $77 $69 for Q2 and Q3 2020 from 6.5x and 6.0x, respectively Q4'18 Q4'19 Q1'20 Apr'20 12

Appendix

Non-GAAP Measures BlueLinx reports its financial results in accordance with GAAP, but we also believe that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. We caution that non-GAAP measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Adjusted EBITDA. We define Adjusted EBITDA as an amount equal to net income plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to the Cedar Creek acquisition, and gains on sales of properties including amortization of deferred gains. We present Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance and, we believe, helps to enhance investors’ overall understanding of the financial performance and cash flows of our business. We believe Adjusted EBITDA is helpful in highlighting operating trends. We also believe that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. However, Adjusted EBITDA is not a presentation made in accordance with GAAP, and is not intended to present a superior measure of the financial condition from those determined under GAAP. Adjusted EBITDA, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. 14

Adjusted EBITDA $ in millions (Unaudited) Q1 2020 Q1 2019 Net Loss $ (0.8) $ (6.7) Adjustments: Depreciation and amortization 7.6 7.3 Interest expense 14.4 13.4 Benefit from income taxes (5.0) (2.5) Gain from sales of property (0.5) - Amortization of deferred gain (1.0) (1.0) Share-based compensation expense 1.0 0.7 Real estate financing obligation costs 1.8 - Merger and acquisition costs(1) 1.1 4.6 Restructuring, severance, and legal 1.3 0.8 Adjusted EBITDA $ 19.9 $ 16.6 (1) Reflects primarily legal, professional, and other integration costs related to the Cedar Creek acquisition 15

Please reference the Earnings Release, 10-K and 10-Q available on our website www.BlueLinxCo.com 16